UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2013

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APPLIED NANOTECH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

TEXAS	001-11602	76-0273345
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3006 Longhorn Boulevard, Suite 107, Austin, Texas 78758

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (512) 339-5020

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On October 31, 2013, Applied Nanotech Holdings, Inc. ("we”, "us” or “our”) issued a joint press release with Nanofilm, Ltd. regarding their planned stock swap transaction.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	Joint Press Release of Applied Nanotech Holdings, Inc. and Nanofilm, Ltd. dated October 31, 2013 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Nanotech Holdings, Inc

Date: October 31, 2013	By:	/s/ Douglas P. Baker
Douglas P. Baker Chief Financial Officer

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